UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	March 31, 2016

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2016 (unaudited)(cont’d)

	Shares	Value (000)
Common Stocks (97.8%)
Automobiles (4.6%)
Chongqing Changan Automobile Co., Ltd., Class A	4,645,512	$11,327
SAIC Motor Corp., Ltd., Class A	3,232,600	10,026
		21,353
Banks (9.1%)
Industrial & Commercial Bank of China Ltd., Class A	64,014,100	42,461

Beverages (8.7%)
Tsingtao Brewery Co., Ltd., Class A	9,146,020	40,585

Biotechnology (1.2%)
Hualan Biological Engineering, Inc., Class A	815,200	5,595

Electrical Equipment (4.3%)
Henan Pinggao Electric Co., Ltd., Class A	5,648,065	13,614
NARI Technology Co., Ltd., Class A	2,852,900	6,352
		19,966
Electronic Equipment, Instruments & Components (1.9%)
Universal Scientific Industrial Shanghai Co., Ltd., Class A	5,762,408	8,865

Food & Staples Retailing (2.5%)
Zhongbai Holdings Group Co., Ltd., Class A	10,158,148	11,827

Food Products (2.7%)
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	5,645,500	12,718

Health Care Providers & Services (7.0%)
Shanghai Pharmaceuticals Holding Co., Ltd., Class A	10,624,753	28,141
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	2,326,700	4,595
		32,736
Hotels, Restaurants & Leisure (9.7%)
China CYTS Tours Holding Co., Ltd., Class A	1,643,800	5,310
China International Travel Service Corp., Ltd., Class A	2,314,899	16,339
Shenzhen Overseas Chinese Town Co., Ltd., Class A	17,601,566	19,078
Tsui Wah Holdings Ltd.	22,970,000	4,382
		45,109
Household Durables (3.1%)
Qingdao Haier Co., Ltd., Class A	10,916,758	14,297

Independent Power Producers & Energy Traders (0.0%)
China National Nuclear Power Co., Ltd., Class A (b)	20,000	24

Insurance (5.8%)
China Pacific Insurance Group Co., Ltd., Class A	6,604,600	26,786

Media (2.4%)
Bona Film Group Ltd. ADR (b)	136,602	1,851
China South Publishing & Media Group Co., Ltd., Class A	3,132,600	9,183
		11,034

Multi-line Retail (1.2%)
Wangfujing Group Co., Ltd., Class A	1,632,593	5,528

Pharmaceuticals (14.8%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	13,253,512	47,501
Dong-E-E-Jiao Co., Ltd., Class A	1,759,690	13,209
Yunnan Baiyao Group Co., Ltd., Class A	847,343	8,031
		68,741
Real Estate Management & Development (2.6%)
China Overseas Grand Oceans Group Ltd. (a)	24,489,000	8,271
Poly Real Estate Group Co., Ltd., Class A	2,715,429	3,896
		12,167
Road & Rail (3.8%)
Daqin Railway Co., Ltd., Class A	16,662,100	17,699

Transportation Infrastructure (12.4%)
Jiangsu Expressway Co., Ltd., Class A	38,412,400	49,652
Shanghai International Airport Co., Ltd., Class A	1,768,397	8,227
		57,879
Total Common Stocks (Cost $494,346)		455,370

Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (c) (Cost $849)	848,779	849
Total Investments (98.0%) (Cost $495,195) (d)		456,219
Other Assets in Excess of Liabilities (2.0%)		9,484
Net Assets (100.0%)		$465,703

(a)	Security trades on the Hong Kong exchange.
(b)	Non-income producing security.
(c)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2016, advisory fees paid were reduced by less than $500 relating to the Fund’s investment in the Liquidity Funds.

(d)

At March 31, 2016, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $10,742,000 and the aggregate gross unrealized depreciation is approximately $49,718,000 resulting in net unrealized depreciation of approximately $38,976,000.

ADR	American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.1%
Pharmaceuticals	15.0
Transportation Infrastructure	12.7
Hotels, Restaurants & Leisure	9.9
Banks	9.3
Beverages	8.9
Health Care Providers & Services	7.2
Insurance	5.9
Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

Notes to the Portfolio of Investments • March 31, 2016 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into United States dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$21,353	$—	$—	$21,353
Banks	42,461	—	—	42,461
Beverages	40,585	—	—	40,585
Biotechnology	5,595	—	—	5,595
Electrical Equipment	19,966	—	—	19,966
Electronic Equipment, Instruments & Components	8,865	—	—	8,865
Food & Staples Retailing	11,827	—	—	11,827
Food Products	12,718	—	—	12,718
Health Care Providers & Services	32,736	—	—	32,736
Hotels, Restaurants & Leisure	45,109	—	—	45,109
Household Durables	14,297	—	—	14,297
Independent Power Producers & Energy Traders	24	—	—	24
Insurance	26,786	—	—	26,786
Media	11,034	—	—	11,034
Multi-line Retail	5,528	—	—	5,528
Pharmaceuticals	68,741	—	—	68,741
Real Estate Management & Development	12,167	—	—	12,167
Road & Rail	17,699	—	—	17,699
Transportation Infrastructure	57,879	—	—	57,879
Total Common Stocks	455,370	—	—	455,370
Short-Term Investment
Investment Company	849	—	—	849
Total Assets	$456,219	$—	$—	$456,219

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2016, securities with a total value of approximately $367,268,000 transferred from Level 2 to Level 1. Securities that were valued using significant other inputs at December 31, 2015 were valued using unadjusted quoted prices at March 31, 2016.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 19, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 19, 2016